EXHIBIT 32.1
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CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002



In connection with the Quarterly Report of Wireless Xcessories Group, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I Stephen Rade, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.





BY  /S/ STEPHEN RADE
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    STEPHEN RADE
    CHIEF EXECUTIVE OFFICER
    NOVEMBER 14, 2006